EXHIBIT 23.1

We hereby consent to the use of our audit report of Whitelight Technologies, Inc. dated January 31, 2001, for the year ended December 31, 2000, in the Form 10KSB Annual Report for the year 2000.

/s/ Crouch, Bierwolf & Associates

Salt Lake City, Utah
January 31, 2001